Supplement to the
Fidelity® Contrafund®
February 28, 2001
Prospectus

Shareholder Meeting. On or about September 19, 2001, a meeting of the shareholders of Fidelity® Contrafund® will be held to vote on various proposals. Shareholders of record on July 23, 2001 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

CON-01-01 July 23, 2001
1.729576.104